Trade receivables, net (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Trade receivables, net
Trade receivables	$ 1,379	$ 2
Less: allowance for expected credit losses	(243)	0
Total trade receivables, net	1,136	2
Written-off bad debts	0	0
Balance at the beginning of the year	0
Increase in allowance for expected credit losses	243
Foreign exchange difference	0
Balance at the end of the year	$ 243	$ 0